UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period from	November 1, 2018 to November 30, 2018

Commission File Number of issuing entity:	333-130030-01, 333-169151-01, 333-144945-01, 333-181466
Central Index Key Number of issuing entity:	0001290098

Synchrony Credit Card Master Note Trust
(Exact Name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-130030, 333-169151, 333-144945, 333-181466-01
Central Index Key Number of depositor:	0001226006

RFS Holding, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

Synchrony Bank
(Exact Name of Sponsor as Specified in its Charter)
Central Index Key Number of Sponsor: 0001602566

Delaware

(State or Other Jurisdiction of Incorporation or organization of the issuing entity)

57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(I.R.S. Employer Identification No.)

c/o Synchrony Financial
777 Long Ridge Rd, Building S, 3rd Floor
Stamford, CT	06902
(Address of Principal Executive Office of the issuing entity)	(Zip Code)

(877) 441-5094
(Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Registered reporting pursuant to (check one)

	Section 12(b)	Section 12(g)	Section 15(d)	Name of Exchange (If Section 12(b))
Title of Class
Series 2012-2, Class A	|__|	|__|	|_X_|	___________
Series 2012-7, Class A	|__|	|__|	|_X_|	___________
Series 2012-7, Class B	|__|	|__|	|_X_|	___________
Series 2015-1, Class A	|__|	|__|	|_X_|	___________
Series 2015-1, Class B	|__|	|__|	|_X_|	___________
Series 2015-4, Class A	|__|	|__|	|_X_|	___________
Series 2015-4, Class B	|__|	|__|	|_X_|	___________
Series 2016-1, Class A	|__|	|__|	|_X_|	___________
Series 2016-1, Class B	|__|	|__|	|_X_|	___________
Series 2016-2, Class A	|__|	|__|	|_X_|	___________
Series 2016-2, Class B	|__|	|__|	|_X_|	___________
Series 2016-2, Class C	|__|	|__|	|_X_|	___________
Series 2016-3, Class A	|__|	|__|	|_X_|	___________
Series 2016-3, Class B	|__|	|__|	|_X_|	___________
Series 2017-1, Class A	|__|	|__|	|_X_|	___________
Series 2017-1, Class B	|__|	|__|	|_X_|	___________
Series 2017-1, Class C	|__|	|__|	|_X_|	___________
Series 2017-2, Class A	|__|	|__|	|_X_|	___________
Series 2017-2, Class B	|__|	|__|	|_X_|	___________
Series 2017-2, Class C	|__|	|__|	|_X_|	___________
Series 2018-1, Class A	|__|	|__|	|_X_|	___________
Series 2018-1, Class B	|__|	|__|	|_X_|	___________
Series 2018-1, Class C	|__|	|__|	|_X_|	___________
Series 2018-2, Class A	|__|	|__|	|_X_|	___________
Series 2018-2, Class B	|__|	|__|	|_X_|	___________
Series 2018-2, Class C	|__|	|__|	|_X_|	___________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such requirements for the past 90 days. Yes: [ X ] No: [__]

PART I - Distribution Information.

ITEM 1 – Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11.

Trust Performance
	Nov-2018	Oct-2018	Sep-2018	3-Month Avg
Gross Trust Yield	25.16%	24.86%	24.88%	24.97%
Gross Charge-Off Rate	5.61%	5.83%	5.40%	5.61%
Gross Charge-Off Rate Excluding Fraud	5.44%	5.67%	5.24%	5.45%
Net Charge Off excluding Fraud	4.64%	4.85%	4.50%	4.66%
Trust Excess Spread Percentage	15.47%	14.98%	15.47%	15.31%
Payment Rate	14.63%	14.43%	14.16%	14.41%

Delinquency Data
1-29 Days Delinquent	2.75%	2.78%	2.93%	2.82%
30-59 Days Delinquent	0.85%	0.91%	0.90%	0.88%
60-89 Days Delinquent	0.66%	0.68%	0.65%	0.66%
90-119 Days Delinquent	0.55%	0.53%	0.52%	0.53%
120-149 Days Delinquent	0.46%	0.47%	0.44%	0.46%
150-179 Days Delinquent	0.39%	0.36%	0.37%	0.37%
180 or Greater Days Delinquent	0.00%	0.00%	0.00%	0.00%

BOP Principal Receivables ($B)	$10.1	$10.3	$10.4	$10.3

Charge-offs are executed on charge-off cycle dates which occur on various days during each distribution period. The number of different charge-off cycle dates in each distribution period varies based on such factors as the calendar and the timing of billing cycles. As a result, the amount of charged-off receivables can vary between distribution periods with no corresponding change in the performance of the trust portfolio. The following table sets forth the number of different charge-off cycle dates for each distribution period ending in the months indicated. Each distribution period ending in or prior to April 2017 began on the 22nd day of the previous calendar month and ended on the 21st day of the calendar month indicated below. The distribution period ending in May 2017 began on April 22, 2017 and ended on May 31, 2017. Each distribution period ending after May 2017 begins on the first calendar day and ends on the last calendar day of the calendar month indicated below.

	2017		2018
January	26		29
February	32		28
March	25		25
April	29		30
May	38	*	28
June	27		26
July	28		30
August	28		28
September	26		28
October	30		29
November	28		27
December	28		28

* The May 2017 distribution period began on April 22, 2017 and ended on May 31, 2017.

A.	Composition of Trust Portfolio

The following tables summarize the trust portfolio by various criteria as of October 31, 2018 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which summarizes the trust portfolio as of October 31, 2018 by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

• Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

• Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated. The total number of accounts disclosed in this Form 10-D as of any date and used for purposes of calculating the statistical information presented below includes certain accounts that have been closed due to the related credit card or cards being lost or stolen or the account being subject to fraudulent activity.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$2,100,616,450	19.9%	1,634,619	12.8%
JCPenney	1,945,331,259	18.4%	3,333,061	26.1%
Sam’s Club Dual Card	1,454,927,452	13.8%	1,168,174	9.2%
Wal-Mart (1)	1,253,738,360	11.9%	1,008,780	7.9%
Sam’s Club(1)	1,116,149,590	10.6%	1,419,734	11.1%
Gap Family Dual Card(2)	1,148,642,129	10.9%	1,101,230	8.6%
Belk	640,577,498	6.1%	1,186,976	9.3%
Gap(3)	377,640,215	3.6%	988,703	7.7%
Chevron	206,231,954	2.0%	696,179	5.5%
JCPenney Dual Card	92,886,131	0.9%	68,089	0.5%
Other	237,776,007	2.2%	156,317	1.2%
Total	$10,574,517,044	100.0%	12,761,862	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(11,936,087)	-0.1%	199,820	1.6%
No Balance	-	0.0%	4,828,359	37.8%
$0.01-$500.00	632,818,349	6.0%	3,933,175	30.8%
$500.01-$1,000.00	679,713,823	6.4%	937,935	7.3%
$1,000.01-$2,000.00	1,495,413,069	14.1%	1,027,630	8.1%
$2,000.01-$3,000.00	1,540,765,889	14.6%	625,243	4.9%
$3,000.01-$4,000.00	1,402,498,071	13.3%	404,288	3.2%
$4,000.01-$5,000.00	1,342,730,323	12.7%	298,741	2.3%
$5,000.01-$6,000.00	1,105,214,277	10.5%	201,779	1.6%
$6,000.01-$7,000.00	759,880,754	7.2%	117,583	0.9%
$7,000.01-$8,000.00	581,766,752	5.5%	77,894	0.6%
$8,000.01-$9,000.00	424,320,813	4.0%	50,090	0.4%
$9,000.01-$10,000.00	344,742,176	3.3%	36,354	0.3%
$10,000.01-$15,000.00	235,832,108	2.2%	20,846	0.2%
$15,000.01-$20,000.00	26,128,795	0.2%	1,560	0.0%
$20,000.01 or more	14,627,931	0.1%	565	0.0%
Total	$10,574,517,044	100.0%	12,761,862	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$50,062,986	0.5%	540,256	4.2%
$500.01-$1,000.00	141,585,070	1.3%	623,143	4.9%
$1,000.01-$2,000.00	590,231,362	5.6%	2,383,099	18.7%
$2,000.01-$3,000.00	869,880,983	8.2%	2,078,222	16.3%
$3,000.01-$4,000.00	890,785,256	8.4%	1,303,026	10.2%
$4,000.01-$5,000.00	1,235,296,706	11.7%	1,252,787	9.8%
$5,000.01-$6,000.00	1,428,026,078	13.5%	1,159,554	9.1%
$6,000.01-$7,000.00	965,891,440	9.1%	680,999	5.3%
$7,000.01-$8,000.00	1,072,878,875	10.1%	734,996	5.8%
$8,000.01-$9,000.00	723,209,668	6.8%	420,206	3.3%
$9,000.01-$10,000.00	1,689,901,367	16.0%	1,072,216	8.4%
$10,000.01 or more	916,767,253	8.7%	513,358	4.0%
Total	$10,574,517,044	100.0%	12,61,862	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	-	0.0%	-	0.0%
Over 48 Months to 60 Months	-	0.0%	-	0.0%
Over 60 Months to 72 Months	74,361,383	0.7%	87,330	0.7%
Over 72 Months to 84 Months	716,883,651	6.8%	763,916	6.0%
Over 84 Months to 96 Months	832,654,191	7.9%	890,062	7.0%
Over 96 Months to 108 Months	845,518,597	8.0%	875,516	6.9%
Over 108 Months to 120 Months	818,726,582	7.7%	862,553	6.8%
Over 120 Months	7,286,372,639	68.9%	9,282,485	72.7%
Total	$10,574,517,044	100.0%	12,761,862	100.0%

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,029,609,922	9.7%	1,130,273	8.9%
California	779,063,124	7.4%	1,167,800	9.2%
Florida	664,930,747	6.3%	819,370	6.4%
North Carolina	601,551,139	5.7%	723,003	5.7%
New York	494,330,507	4.7%	638,927	5.0%
Other	7,005,031,604	66.2%	8,282,489	64.9%
Total	$10,574,517,044	100.0%	12,761,862	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$9,968,392,063	94.3%	12,468,666	97.7%
1 – 29 Days	294,044,814	2.8%	175,777	1.4%
30 – 59 Days	96,040,229	0.9%	42,052	0.3%
60 – 89 Days	71,769,428	0.7%	26,788	0.2%
90 – 119 Days	56,362,308	0.8%	19,747	0.2%
120 – 149 Days	49,571,506	0.5%	16,534	0.1%
150 or More Days	38,336,695	0.4%	12,298	0.1%
Total	$10,574,517,044	100.0%	12,761,862	100.0%

Composition by FICO® Credit Score

A FICO® credit score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Company to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although Fair, Isaac & Company discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. FICO® credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. FICO® credit scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, the bank uses a FICO® credit score as reported by one of the three major credit bureaus. Therefore, certain FICO® credit scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® credit score used by the bank.

FICO® credit scores are based on independent, third-party information, the accuracy of which we cannot verify. FICO® credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general. The bank does not use standardized credit scores, such as a FICO® credit score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, each application is scored based on the applicant’s credit bureau report using industry and proprietary credit models and bankruptcy scorecards.

FICO® credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Company. To the extent available, FICO® credit scores are generally obtained at origination of the account and at least quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables as of October 31, 2018, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$571,931,763	5.4%
600 to 659	1,568,308,263	14.8%
660 to 719	4,050,465,958	38.3%
720 and above	4,336,652,482	41.0%
No Score	47,158,578	0.4%
Total	$10,574,517,044	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

B.	Receivables Performance

The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any monthly period for the ten months ended October 31, 2018 in each case calculated as a percentage of the principal receivables outstanding as of the first day of each monthly period during the period indicated. Because the future composition and performance of the trust portfolio will change over time, the table below is not indicative of the composition or performance of the trust portfolio at any subsequent time.

Cardholder Monthly Payment Rates

Ten Months Ended October 31, 2018
Lowest Month	13.12%
Highest Month	14.97%
Monthly Average	14.33%

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Payment Status

Percentage of Accounts
Ten Months Ended October 31, 2018
Less than Minimum Payment	7.65%
Minimum Payment	14.88%
Greater than Minimum Payment, Less than Full Payment	39.15%
Full Payment or Greater than Full Payment	38.32%

The following tables set forth the aggregate delinquency and loss experience for cardholder payments on the credit card accounts in the trust portfolio for each of the dates or periods shown. Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding. We cannot assure you that the future delinquency and loss experience for the trust portfolio will be similar to the historical experience set forth below.

Loss Experience
(Dollars in Thousands)

Ten Months Ended October 31,
2018
Average Principal
Receivables Outstanding	$10,860,858
Gross Principal Charge-Offs	$544,940
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	6.02%
Less: Recoveries	$78,795
Net Principal Charge-Offs	$466,145
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.15%
Gross Charge-Off Accounts	259,613
Average Accounts Outstanding	13,516,143

Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.30%

Receivables Delinquency Experience
(Dollars in Thousands)

	As of October 31,
	2018
	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$10,574,517
Receivables Delinquent:
30-59 Days	96,040	0.91%
60-89 Days	71,769	0.68%
90-119 Days	56,362	0.53%
120-149 Days	49,572	0.47%
150-179 Days	38,337	0.36%
180 or More Days	0	0.00%
Total	$312,080	2.95%

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the twelve months ended October 31, 2018, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 0.93%.

The net revenues collected from finance charges and fees related to accounts in the trust portfolio for each of the periods shown are set forth in the following table. Fees include late fees, pay by phone fees, over limit fees, balance transfer fees, cash advance fees and returned check fees. We cannot assure you that the future revenue experience for the receivables in the trust portfolio will remain similar to the historical experience set forth below.

Revenue Experience
(Dollars in Thousands)

Ten Months Ended October 31,
2018
Average Principal Receivables Outstanding	$10,860,858
Collected Finance Charges and Fees	$2,199,338
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	24.30%

C.	Compliance with Underwriting Criteria

The information set forth under the headings “Review of Pool Asset Disclosure” and “Compliance with Underwriting Criteria” in the Prospectus, dated as of May 22, 2018 (and filed on May 23, 2018) (the “Prospectus”) has not materially changed. The following information supplements such previously filed information:

We have reviewed the credit line decisions made by the Credit Solutions group that were identified by the bank’s surveillance team between January 1, 2016 and October 31, 2018 for credit line decisions relating to accounts in connection with the Retail Card platform that were exceptions to the underwriting guidelines disclosed in the Prospectus. Some of these credit line decisions were granted at or under the designated maximum level permitted by the operating procedures, however such accounts were found to deviate from the disclosed underwriting guidelines for the sole reason that they lacked requisite manager pre-approval. The remainder of the exceptions were determined to be exceptions because the credit lines were found to be above the maximum level permitted by the operating procedures for those accounts. Based on our review, the number of credit line decisions for which exceptions were identified represents less than 0.10% of all accounts for which credit was granted during such time period.

D.	Repurchase of Receivables

No assets securitized by RFS Holding, L.L.C. (the “Securitizer”) and held by Synchrony Credit Card Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period November 1, 2018 through November 30, 2018. The most recent Form ABS-15G filed by the Securitizer was filed on February 12, 2018. The CIK number of the Securitizer is 0001226006.

ITEM 1A – Asset-Level Information.

Inapplicable.

ITEM 1B – Asset Representations Reviewer and Investor Communication.

Nothing to report.

PART II - Other Information.

ITEM 2 – Legal Proceedings.

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee, has provided the following information to RFS Holding, L.L.C. for inclusion in this Form 10-D:

Deutsche Bank Trust Company Americas (“DBTCA”) and Deutsche Bank National Trust Company (“DBNTC”) have been sued by investors in civil litigation concerning their role as trustees of certain residential mortgage backed securities (“RMBS”) trusts.

On June 18, 2014, a group of investors, including funds managed by Blackrock Advisors, LLC, PIMCO-Advisors, L.P., and others, filed a derivative action against DBNTC and DBTCA in New York State Supreme Court purportedly on behalf of and for the benefit of 544 private-label RMBS trusts asserting claims for alleged violations of the U.S. Trust Indenture Act of 1939 (“TIA”), breach of contract, breach of fiduciary duty and negligence based on DBNTC and DBTCA’s alleged failure to perform their duties as trustees for the trusts. Plaintiffs subsequently dismissed their state court complaint and filed a derivative and class action complaint in the U.S. District Court for the Southern District of New York on behalf of and for the benefit of 564 private-label RMBS trusts, which substantially overlapped with the trusts at issue in the state court action. The complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $89.4 billion, but the complaint does not include a demand for money damages in a sum certain. DBNTC and DBTCA filed a motion to dismiss, and on January 19, 2016, the court partially granted the motion on procedural grounds: as to the 500 trusts that are governed by pooling and servicing agreements, the court declined to exercise jurisdiction. The court did not rule on substantive defenses asserted in the motion to dismiss. On March 22, 2016, plaintiffs filed an amended complaint in federal court. In the amended complaint, in connection with 62 trusts governed by indenture agreements, plaintiffs assert claims for breach of contract, violation of the TIA, breach of fiduciary duty, and breach of duty to avoid conflicts of interest. The amended complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $9.8 billion, but the complaint does not include a demand for money damages in a sum certain. On July 15, 2016, DBNTC and DBTCA filed a motion to dismiss the amended complaint. On January 23, 2017, the court granted in part and denied in part DBNTC and DBTCA’s motion to dismiss. The court granted the motion to dismiss with respect to plaintiffs’ conflict-of-interest claim, thereby dismissing it, and denied the motion to dismiss with respect to plaintiffs’ breach of contract claim (except as noted below) and claim for violation of the TIA, thereby allowing those claims to proceed. On January 26, 2017, the parties filed a joint stipulation and proposed order dismissing plaintiffs’ claim for breach of fiduciary duty. On January 27, 2017, the court entered the parties’ joint stipulation and ordered that plaintiffs’ claim for breach of fiduciary duty be dismissed. On February 3, 2017, following a hearing concerning DBNTC and DBTCA’s motion to dismiss on February 2, 2017, the court issued a short form order dismissing (i) plaintiffs’ representation and warranty claims as to 21 trusts whose originators and/or sponsors had entered bankruptcy and the deadline for asserting claims against such originators and/or sponsors had passed as of 2009 and (ii) plaintiffs’ claims to the extent they were premised upon any alleged pre-Event of Default duty to terminate servicers. On March 27, 2017, DBNTC and DBTCA filed an answer to the amended complaint. On April 6, 2018, the court entered the parties’ joint stipulation to dismiss the claims of Sealink Funding Limited and ordered that Sealink’s claims be dismissed with prejudice. On April 24, 2018, the court entered the parties’ joint stipulation to dismiss the claims of Kore Advisors LP and ordered that Kore’s claims be dismissed with prejudice. On January 26, 2018, plaintiffs filed a motion for class certification. On August 7, 2018, the presiding magistrate judge issued a report and recommendation recommending that the court: (i) deny plaintiffs’ motion for class certification; (ii) dismiss plaintiffs’ TIA claims as to 39 trusts; and (iii) decline to extend jurisdiction over, and therefore dismiss without prejudice, plaintiffs’ remaining claims as to the same 39 trusts, which claims all arise under state law. On August 9, 2018, the court stayed all discovery pending the resolution of any FRCP 72 objections to the report and recommendation that plaintiffs may file.

On March 25, 2016, the BlackRock plaintiffs filed a state court action against DBTCA in the Superior Court of California, Orange County with respect to 513 trusts. On May 18, 2016, plaintiffs filed an amended complaint with respect to 465 trusts, and included DBNTC as an additional defendant. The amended complaint asserts three causes of action: breach of contract; breach of fiduciary duty; and breach of the duty to avoid conflicts of interest. Plaintiffs purport to bring the action on behalf of themselves and all other current owners of certificates in the 465 trusts. The amended complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $75.7 billion, but does not include a demand for money damages in a sum certain. On August 22, 2016, DBNTC and DBTCA filed a demurrer as to plaintiffs’ breach of fiduciary duty cause of action and breach of the duty to avoid conflicts of interest cause of action and motion to strike as to plaintiffs’ breach of contract cause of action. On October 18, 2016, the court granted DBNTC and DBTCA’s demurrer, providing plaintiffs with thirty days’ leave to amend, and denied DBNTC and DBTCA’s motion to strike. Plaintiffs did not further amend their complaint and, on December 19, 2016, DBNTC and DBTCA filed an answer to the amended complaint. On January 17, 2018, plaintiffs filed a motion for class certification. On May 30, 2018, the court denied that motion. On June 8, 2018, plaintiffs filed a notice of appeal from the denial of that motion. On July 16, 2018, the court stayed all trial court proceedings during the pendency of plaintiffs’ appeal from the denial of class certification. On July 18, 2018, plaintiffs filed a request for voluntary dismissal with prejudice as to all claims asserted by Sealink Funding Limited, Kore Advisors LP, and a group of funds managed by Nationwide Asset Management, LLC or an affiliate, as well as all claims asserted by a group of funds managed by AEGON USA Investment Management, LLC related to one trust. Discovery is ongoing.

On September 27, 2017, DBTCA was added as a defendant to a case brought by certain special purpose entities including Phoenix Light SF Limited in the U.S. District Court for the Southern District of New York, in which the plaintiffs previously alleged incorrectly that DBNTC served as trustee for all 43 of the trusts at issue. On September 27, 2017, plaintiffs filed a third amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for one of the 43 trusts at issue. DBNTC serves as trustee for the other 42 trusts at issue. Plaintiffs’ third amended complaint brings claims for violation of the TIA; breach of contract; breach of fiduciary duty; negligence and gross negligence; violation of the Streit Act; and breach of the covenant of good faith. However, in the third amended complaint, plaintiffs acknowledge that, before DBTCA was added to the case, the court dismissed plaintiffs’ TIA Act claims, negligence and gross negligence claims, Streit Act claims, claims for breach of the covenant of good faith, and certain theories of plaintiffs’ breach of contract claims, and plaintiffs only include these claims to preserve any rights on appeal. Plaintiffs allege damages of “hundreds of millions of dollars.” On November 13, 2017, DBNTC and DBTCA filed an answer to the third amended complaint. Discovery is ongoing.

On November 30, 2017, DBTCA was added as a defendant to a case brought by Commerzbank AG (“Commerzbank”), in the U.S. District Court for the Southern District of New York, in which Commerzbank previously alleged incorrectly that DBNTC served as trustee for all 50 of the trusts at issue. On November 30, 2017, Commerzbank filed a second amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for 1 of the 50 trusts at issue. DBNTC serves as trustee for the other 49 trusts at issue. Commerzbank’s second amended complaint brings claims for violation of the TIA; breach of contract; breach of fiduciary duty; negligence; violation of the Streit Act; and breach of the covenant of good faith. However, in the second amended complaint, Commerzbank acknowledges that, before DBTCA was added to the case, the court dismissed Commerzbank’s TIA claims for the trusts governed by pooling and servicing agreements, as well as its Streit Act claims and claims for breach of the covenant of good faith, and Commerzbank only includes these claims to preserve any rights on appeal. The second amended complaint alleges that DBNTC and DBTCA caused Commerzbank to suffer “hundreds of millions of dollars in losses,” but the complaint does not include a demand for money damages in a sum certain. On January 29, 2018, DBNTC and DBTCA filed an answer to the second amended complaint. Discovery is ongoing.

On December 30, 2015, IKB International, S.A. in Liquidation and IKB Deutsche Industriebank A.G. (collectively, “IKB”), as an investor in 37 RMBS trusts, filed a summons with notice in the Supreme Court of the State of New York, New York County, against DBNTC and DBTCA as trustees of the trusts. On May 27, 2016, IKB served its complaint asserting claims for breach of contract, breach of fiduciary duty, breach of duty to avoid conflicts of interest, violation of New York’s Streit Act, violation of the TIA, violation of Regulation AB, and violation of Section 9 of the Uniform Commercial Code. IKB alleges that DBNTC and DBTCA are liable for over U.S. $268 million in damages. On October 5, 2016, DBNTC and DBTCA, together with several other trustees defending lawsuits by IKB, filed a joint motion to dismiss. On January 6, 2017, IKB filed a notice of discontinuance, voluntarily dismissing with prejudice all claims as to three trusts. As of January 17, 2017, DBNTC and DBTCA’s motion to dismiss has been briefed and is awaiting decision by the court. Certain limited discovery is permitted to go forward while the motion to dismiss is pending. On June 20, 2017, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to four additional trusts. Certain limited discovery is permitted to go forward while the motion to dismiss is pending.

It is DBTCA’s belief that it has no pending legal proceedings (including, based on DBTCA's present evaluation, the litigation disclosed in the foregoing paragraphs) that would materially affect its ability to perform its duties as indenture trustee on behalf of the noteholders.

ITEM 3 – Sales of Securities and Use of Proceeds.

Nothing to report.

ITEM 4 – Defaults Upon Senior Securities.

Nothing to report.

ITEM 5 – Submission of Matters to a Vote of Security Holders.

Nothing to report.

ITEM 6 – Significant Obligors of Pool Assets.

Nothing to report.

ITEM 7 – Change in Sponsor Interest in the Securities.

Nothing to report.

ITEM 8 – Significant Enhancement Provider Information.

Inapplicable.

ITEM 9 – Other Information.

Nothing to report.

ITEM 10 – Exhibits

(a)	The exhibits listed below are filed as a part of this report.

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2012-2, for December 17, 2018 Payment Date
99.2	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2012-7, for December 17, 2018 Payment Date
99.3	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2015-1, for December 17, 2018 Payment Date
99.4	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2015-4, for December 17, 2018 Payment Date
99.5	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2016-1, for December 17, 2018 Payment Date
99.6	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2016-2, for December 17, 2018 Payment Date
99.7	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2016-3, for December 17, 2018 Payment Date
99.8	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2017-1, for December 17, 2018 Payment Date
99.9	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2017-2, for December 17, 2018 Payment Date
99.10	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2018-1, for December 17, 2018 Payment Date
99.11	Monthly Noteholder’s Statement for Synchrony Credit Card Master Note Trust, Series 2018-2, for December 17, 2018 Payment Date

(b)	See (a) above for the exhibits filed in response to Item 601 of Regulations S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RFS Holding, L.L.C., as depositor

Dated: December 17, 2018	By:	/s/ Andrew Lee
Name: Andrew Lee
Title: Vice President